SELIGMAN
                                --------^--------
                                     QUALITY
                                --------^--------
                                    MUNICIPAL
                                   FUND, INC.

                                     [PHOTO]

                                  ANNUAL REPORT
                                OCTOBER 31, 1997

                                     [LOGO]

                      Seligman Quality Municipal Fund, Inc.
                                   MANAGED BY

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                        Investment Managers and Advisors
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017


                                                                    CESQF2 10/97

================================================================================
TO THE STOCKHOLDERS
                         We are pleased to provide you with Seligman Quality Municipal Fund's 1997 Annual Report. Seligman Quality Municipal Fund ended its fiscal year on a strong note as its investment results improved significantly in its last two fiscal quarters. The steady growth of the economy, combined with benign levels of inflation, led to a continuation of the municipal bond market rally that began in May. Yields fell and bond prices rose, improving your Fund's total return while it provided consistent monthly income. The Fund's investment results for Common Stockholders appear on page 5.

   On balance, it was a good year for the municipal bond market. The Federal Reserve Board increased short-term interest rates only once in the 12-month period, by a quarter percentage point on March 25, despite chronic fears of an overheating economy and worries of growing inflationary risks. Even as the labor market tightened to levels not seen in 20 years, there were few indications of price pressure. While paychecks grew, consumer spending was relatively restrained, productivity was on the rise, and producer prices did not post significant increases.

   Municipal market participants, however, took some time to be convinced that the rate of economic growth would not prompt the Fed to implement an additional increase in the federal funds rate. Therefore, yields continued to fluctuate in a narrow range during the Fund's first two fiscal quarters, and a pronounced bond market rally did not occur until May. The rally continued in the Fund's fourth fiscal quarter, although at a more modest rate, as investors moved out of the more volatile equity markets. The yield on the Bond Buyer 20-Bond General Obligation Index, a benchmark for the municipal bond market, stood at 5.35% on October 31, 1997, significantly lower than the 5.70% a year ago.

   At this time, we anticipate continued unrest in the equity markets. Meanwhile, the fixed-income markets, including the municipal bond market, should remain safe havens for cautious investors. It is possible that the Southeast Asian currency crisis could help slow the US economy, reducing the necessity of a future Fed intervention, and ultimately supporting the performance of the fixed-income markets. Overall, the long-term outlook for the municipal bond market and your Fund remains encouraging.

   On November 20, 1997, the Board of Directors of the Fund approved a monthly dividend payment of $0.075 per share to Common Stockholders effective in January 1998. This amount represents a $0.0032 per share reduction in the amount of the monthly dividend previously paid to Common Stockholders.

   The principal reason for this decision was the continued narrow spread between the Fund's earnings from its investment portfolio and the dividend rate paid on its Preferred Stock. There are basically two reasons for this narrow spread. First, the preferred dividend rate, which is determined weekly by auction, has remained higher than when the preferred stock was issued in early 1992. Second, the gross earnings on the portfolio have declined as the proceeds from called bonds and coupon interest have been reinvested at lower current market yields.

================================================================================
TO THE STOCKHOLDERS (continued)
   Based on current market conditions, a small portion of future dividends will continue to be taxable as ordinary income. The exact amount of the taxable portion of the dividends cannot be determined until after the end of the Fund's fiscal year.

   A discussion with your Portfolio Manager, the Fund's portfolio of investments, and financial statements, follow this letter.

   We thank you for your continued interest in Seligman Quality Municipal Fund, and look forward to serving your investment needs in the many years to come.

By order of the Board of Directors,




/s/William C. Morris
---------------------
William C. Morris
Chairman


                                                           /s/Thomas G. Moles
                                                           ------------------
                                                              Thomas G. Moles
                                                                    President

November 28, 1997


PROXY RESULTS


   Stockholders of Seligman Quality Municipal
Fund voted on the following proposals at the Annual Meeting of Stockholders on May 15, 1997, in Boston, MA. The description of each proposal and number of shares voted are as follows:


ELECTION OF DIRECTORS:
                                  FOR         WITHHELD
                               ---------     ----------
   John R. Galvin              4,210,045       62,359
   William C. Morris           4,211,510       60,894
   James Q. Riordan            4,210,834       61,570
   Richard R. Schmaltz         4,211,510       60,894
   Robert L. Shafer            4,211,510       60,894
   Brian T. Zino               4,211,510       60,894

RATIFICATION OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS FOR 1997:

          FOR            AGAINST           ABSTAIN
       ---------        ---------         ---------
       4,184,677         17,572            70,155

================================================================================
INTERVIEW WITH YOUR PORTFOLIO MANAGER, THOMAS G. MOLES

[PHOTO]

SELIGMAN MUNICIPALS TEAM: (FROM LEFT) AUDREY KUCHTYAK, THERESA BARION, DEBRA MCGUINNESS, (SEATED) EILEEN COMERFORD, THOMAS G. MOLES (PORTFOLIO MANAGER)

THOMAS G. MOLES is a Managing Director of J. & W. Seligman & Co. Incorporated, President and Portfolio Manager of Seligman Quality Municipal Fund and Seligman Select Municipal Fund, and Vice President and Portfolio Manager of the Seligman municipal mutual funds, which include 19 separate portfolios. He is responsible for more than $1.8 billion in municipal securities. Mr. Moles, with more than 25 years of experience, has spearheaded Seligman's municipal investment efforts since joining the firm in 1983.

WHAT ECONOMIC FACTORS INFLUENCED SELIGMAN QUALITY MUNICIPAL FUND'S INVESTMENT RESULTS IN THE LAST 12 MONTHS?
   "Throughout Seligman Quality Municipal Fund's fiscal year, the US economy continued to grow at a healthy pace with little sign of inflationary pressures. However, municipal market participants became increasingly convinced that an acceleration in the rate of inflation was inevitable, given the strength of the economy. The release of any data that could be perceived as inflationary prompted sharp increases in long-term interest rates, while evidence to the contrary elicited a more modest response. A strong municipal market rally did occur during the Fund's third fiscal quarter, but inflation concerns persisted. It took a major pullback in the equity markets in October to dampen inflationary expectations and spur a further rally in the US Treasury and municipal bond markets."

WHAT MARKET FACTORS AFFECTED THE FUND IN ITS FISCAL YEAR ENDED OCTOBER 31, 1997?
   "Overall, fiscal 1997 was a positive year for Seligman Quality Municipal Fund. At October 31, 1997, long-term municipal yields, as measured by the Bond Buyer 20-Bond General Obligation Index, were 35 basis points lower than 12 months ago. For most of the past year, the municipal market has been less volatile than the US Treasury market, with municipal bonds generally outperforming US Treasury Bonds as yields rose and underperforming as yields declined. The October rally in the US Treasury market, the result of a `flight to quality' response by anxious equity investors, led to a decline of nearly a quarter point in the yield of the benchmark 30-year US Treasury Bond. In contrast, long-term municipal bond yields declined only modestly, leaving municipal bond yields at the most attractive levels of the year relative to US Treasury Bonds. Seligman Quality Municipal Fund was well positioned to benefit from the reduction in yields that occurred in its fiscal third and fourth quarters, when turmoil in the world equity markets precipitated another bond market rally."

WHAT WAS YOUR INVESTMENT STRATEGY?
   "Our investment strategy was based on the assumption that long-term interest rates would trend lower during the year as economic growth slowed. Therefore, holdings of pre-refunded bonds, which are defensive investments, were reduced. The proceeds were used to purchase bonds with maturities of 20 years and longer, as longer-term bonds will outperform shorter-term bonds given an equal decline in yields. Market conditions also provided us with an opportunity to improve the call protection of the Fund by reducing the number of bonds

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INTERVIEW WITH YOUR PORTFOLIO MANAGER, THOMAS G. MOLES (continued)

with short calls (bonds that are redeemable on specified dates and at specified prices -- prior to maturity -- at the option of the issuer)."

WHAT IS YOUR OUTLOOK?
   "Subsequent to the turmoil in the world equity markets, the US stock markets demonstrated their resiliency, making steady progress toward recovery. Many investors, however, remain cautious regarding the equity markets and could find the municipal bond market's record of safety and stability particularly appealing. This should support the fixed-income markets, including the municipal bond market, in the months ahead.

   "As Seligman Quality Municipal Fund heads into a new year, we remain optimistic regarding the prospects for the municipal bond market and your Fund. Relatively stable long-term interest rates, improving credit trends, and attractive real rates of return bode well for the performance of the Fund going forward. We will continue to follow our long-term investment strategy, building a diversified portfolio of quality bonds while working to provide our Stockholders with competitive investment results."

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INVESTMENT RESULTS PER COMMONSHARE



TOTAL RETURNS*
FOR PERIODS ENDED OCTOBER 31, 1997

                                                        AVERAGE ANNUAL
                                             ---------------------------------
                                                                        SINCE
                                THREE          ONE          FIVE      INCEPTION
                               MONTHS**       YEAR          YEARS     11/29/91
                              ---------       ------        ------     --------
         Market Price          0.72%         13.42%         9.05%        7.40%
         Net Asset Value       0.38           8.95          9.67         9.00


PRICE PER SHARE
                               OCTOBER 31,      JULY 31,        APRIL 30,      JANUARY 31,     OCTOBER 31,
                                  1997            1997            1997            1997            1996
                              ------------    ------------    ------------    ------------    ------------
         Market Price            $15.00          $15.125         $14.125        $14.375          $14.25
         Net Asset Value          15.35           15.53           14.77          14.93            15.18


DIVIDEND AND CAPITAL GAIN INFORMATION
FOR THE YEAR ENDED OCTOBER 31, 1997

                                                    CAPITAL GAIN
                                          ----------------------------------
                     DIVIDENDS PAID+       PAID       REALIZED    UNREALIZED
                     --------------       -------     --------    ----------
                        $0.9384           $0.154       $0.269       $1.620++


ANNUAL DISTRIBUTION RATE
The annual distribution rate based on current market price at October 31, 1997, was 6.26%, which is equivalent to a taxable yield of 9.94% based on the maximum federal tax rate of 39.6%.

          ------------------------------------------------------------

  *These rates of return reflect changes in market price or net asset value, as applicable, and assume that all distributions within the period are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

 **Returns for periods of less than one year are not annualized.

 + Preferred Stockholders were paid dividends at annual rates ranging from 3.25% to 5.05%. Earnings on the Fund's assets in excess of the preferred dividend requirements constituted dividend income for Common Stockholders. For the year ended October 31, 1997, $0.0947 of the dividends paid to Common Stockholders is taxable as ordinary income.

 ++Represents the per share amount of net unrealized appreciation of portfolio securities as of October 31, 1997.

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
PORTFOLIO OF INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
                             FACE                                                                     RATINGS+
STATE                       AMOUNT                   MUNICIPAL BONDS                                 MOODY'S/S&P   MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------------
ALASKA-- 2.7%             $1,110,000   Alaska Housing Finance Corporation (Collateralized
                                        Mortgage Obligation), 7.05% due 6/1/2025 .................     Aaa/AAA     $  1,178,920
                           1,610,000   Alaska Housing Finance Corporation (Collateralized
                                        Veterans' Mortgage Program), 6 1/2% due 6/1/2034 ..........    Aaa/AAA        1,674,497
CALIFORNIA-- 13.0%         5,000,000   San Francisco City and County Airport Commission
                                        International Airport Rev., 5.80% due 5/1/2021* ..........     Aaa/AAA        5,109,850
                           2,750,000   San Joaquin Hills Transportation Corridor Agency Rev.
                                        (Senior Lien Toll Road), 6 3/4% due 1/1/2032 ..............    NR/NR         3,100,378
                           5,000,000   University of California Regents Rev. (Multiple
                                        Purpose Project), 6 3/8% due 9/1/2024 .....................    Aaa/AAA        5,451,500
GEORGIA-- 3.0%             3,000,000   Atlanta Airport Facilities Rev., 6 1/4% due 1/1/2021* ......    Aaa/AAA        3,154,230
HAWAII-- 1.8%              1,750,000   Hawaii State Airports System Rev., 7% due 7/1/2020* .......     Aaa/AAA        1,904,822
ILLINOIS-- 3.2%            3,000,000   Regional Transportation Authority GOs,
                                        6.70% due 11/1/2011 ......................................     Aaa/AAA        3,326,670
KANSAS-- 3.1%              3,000,000   Burlington Pollution Control Rev. (Kansas Gas and
                                        Electric Company Project), 7% due 6/1/2031 ...............     Aaa/AAA        3,276,810
LOUISIANA-- 3.2%             970,000   Louisiana Public Facilities Authority Hospital Rev.
                                        (Southern Baptist Hospitals Inc. Project),
                                        8% due 5/15/2012 .........................................     NR/AAA         1,187,396
                           2,000,000   Louisiana Public Facilities Authority Hospital Rev.
                                        (Our Lady of Lourdes Regional Medical Center
                                        Project), 6.45% due 2/1/2022 .............................     Aaa/AAA        2,167,000
MASSACHUSETTS-- 7.2%       4,000,000   Massachusetts Health & Educational Facilities
                                        Authority Rev. (New England Medical Center),
                                        6 5/8% due 7/1/2025 .......................................    Aaa/AAA        4,379,840
                           3,000,000   Massachusetts Housing Finance Agency Rev.
                                        (Residential Development), 6 7/8% due 11/15/2021 ..........    Aaa/AAA        3,213,030
MONTANA-- 5.6%             2,220,000   Forsyth Pollution Control Rev. (Puget Sound
                                        Power & Light Co.), 7 1/4% due 8/1/2021* ..................    Aaa/AAA        2,438,359
                           1,620,000   Montana State Board of Investments Payroll Tax
                                        Rev. (Workers' Compensation Program),
                                        6 7/8% due 6/1/2020 .......................................    Aaa/AAA        1,835,816
                             845,000   Montana State Board of Investments Payroll Tax
                                        Rev. (Workers' Compensation Program),
                                        6 7/8% due 6/1/2020 .......................................    Aaa/AAA          957,571
                             535,000   Montana State Board of Investments Payroll Tax
                                        Rev. (Workers' Compensation Program),
                                        6 7/8% due 6/1/2020 .......................................    Aaa/AAA          606,273

================================================================================

                                                                                                                   OCTOBER 31, 1997
-----------------------------------------------------------------------------------------------------------------------------------
                             FACE                                                                     RATINGS+
STATE                       AMOUNT                   MUNICIPAL BONDS                                 MOODY'S/S&P       MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------------
NEW YORK-- 18.5%          $3,000,000   Metropolitan Transportation Authority Rev.
                                        (Commuter Facilities), 6.10% due 7/1/2026 ................     Aaa/AAA     $  3,221,220
                           2,000,000   Metropolitan Transportation Authority Rev.,
                                        (Transit Facilities), 6.10% due 7/1/2026 .................     Aaa/AAA        2,144,080
                           5,000,000   New York City GOs, 6 1/4% due 4/15/2027 ....................    Baa1/BBB+      5,295,800
                           5,125,000   New York State Thruway Authority Rev.,
                                        6% due 1/1/2025 ..........................................     Aaa/AAA        5,409,028
                           3,000,000   New York State Local Government Assistance
                                        Corporation, 7% due 4/1/2021 .............................     Aaa/AAA        3,325,830
PENNSYLVANIA-- 9.6%        2,500,000   Allegheny County Airport Rev. (Greater Pittsburgh
                                        International Airport), 6.80% due 1/1/2010* ..............     Aaa/AAA        2,720,675
                           2,000,000   Allegheny County Airport Rev. (Greater Pittsburgh
                                        International Airport), 6 5/8% due 1/1/2022* .............     Aaa/AAA        2,157,200
                           5,000,000   Philadelphia Airport Rev., 6.10% due 6/15/2025* ...........     Aaa/AAA        5,248,150
SOUTH CAROLINA-- 8.6%      4,000,000   South Carolina Public Service Authority Rev. (Santee
                                        Cooper), 6.10% due 7/1/2027 ..............................     Aaa/AAA        4,214,120
                           4,500,000   South Carolina State Ports Authority Rev., 6 3/4% due
                                        7/1/2021* ................................................     Aaa/AAA        4,860,765
TEXAS-- 1.8%               1,730,000   Texas State Veterans' Housing Assistance GOs,
                                        6.80% due 12/1/2023* .....................................     Aa2/AA         1,837,969
VIRGINIA-- 3.6%            3,500,000   Virginia Housing Development Authority (Multi-
                                        Family Housing), 7% due 11/1/2012 ........................     Aa1/AA+        3,747,135
WASHINGTON-- 7.0%            860,000   Douglas County Public Utilities District #1
                                        Hydroelectric Rev., 7.80% due 9/1/2018* ..................     A/A+             938,466
                           5,000,000   King County Sewer GOs, 6 1/8% due 1/1/2033 ................     Aaa/AAA        5,294,000
                           1,000,000   Municipality of Metropolitan Seattle Sewer Rev.,
                                        6.60% due 1/1/2032 .......................................     Aaa/AAA        1,089,180
WISCONSIN-- 4.0%           4,000,000   Wisconsin Housing & Economic Development
                                        Authority Housing Rev., 6.85% due 11/1/2012 ..............     Aaa/AAA        4,235,960
                                                                                                                   ------------
TOTAL MUNICIPAL BONDS (Cost $93,165,855)-- 95.9% ................................................................   100,702,540
SHORT-TERM HOLDINGS (Cost $2,400,000)-- 2.3% ....................................................................     2,400,000
OTHER ASSETS LESS LIABILITIES-- 1.8% ............................................................................     1,913,771
                                                                                                                   ------------
NET INVESTMENT ASSETS-- 100.0% ..................................................................................  $105,016,311
                                                                                                                   ============

-----------------------
+  Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

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
STATEMENT OF ASSETS AND LIABILITIES                                                               OCTOBER 31, 1997

ASSETS:
Investments at value:
   Long-term holdings (cost $93,165,855)........................................      $100,702,540
   Short-term holdings (cost $2,400,000)........................................         2,400,000    $103,102,540
                                                                                       -----------
Cash..............................................................................................           8,436
Interest receivable...............................................................................       2,094,073
Expenses prepaid to stockholder service agent.....................................................          17,839
Other.............................................................................................           9,931
                                                                                                      ------------
TOTAL ASSETS......................................................................................     105,232,819
                                                                                                      ------------
LIABILITIES:
Accrued expenses, taxes, and other................................................................         216,508
                                                                                                      ------------
NET INVESTMENT ASSETS.............................................................................     105,016,311
Preferred Stock...................................................................................      33,600,000
                                                                                                      ------------
NET ASSETS FOR COMMON STOCK ......................................................................    $ 71,416,311
                                                                                                      ============
NET ASSETS PER SHARE OF COMMON STOCK (Market value $15.00)........................................          $15.35
                                                                                                      ============
COMPOSITION OF NET INVESTMENT ASSETS:
Preferred Stock Series TH, $.01 par value, liquidation preference and asset coverage per share--$50,000 and $156,274, respectively; Shares
   authorized and outstanding--1,000 and 672, respectively.........................................   $ 33,600,000
Common Stock, $.01 par value:  Shares authorized-- 49,999,000; issued
   and outstanding-- 4,652,250....................................................................          46,523
Additional paid-in capital........................................................................      62,597,144
Accumulated net investment loss...................................................................         (16,787)
Undistributed net realized gain...................................................................       1,252,746
Net unrealized appreciation of investments........................................................       7,536,685
                                                                                                      ------------
NET INVESTMENT ASSETS.............................................................................    $105,016,311
                                                                                                      ============

---------------------
See Notes to Financial Statements.

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
STATEMENT OF OPERATIONS                                                        FOR THE YEAR ENDED OCTOBER 31, 1997

INVESTMENT INCOME:
INTEREST..........................................................................................      $6,213,010

EXPENSES:
Management fee..................................................................         $ 673,508
Stockholder account and registrar services......................................           112,139
Auction agent fee...............................................................            83,852
Auditing and legal fees.........................................................            70,306
Stockholder reports and communications..........................................            59,400
Custody and related services....................................................            27,405
Stockholders' meeting...........................................................            23,826
Directors' fees and expenses....................................................            12,843
Miscellaneous...................................................................            91,179
                                                                                         ---------
TOTAL EXPENSES....................................................................................       1,154,458
                                                                                                        ----------
NET INVESTMENT INCOME.............................................................................       5,058,552*

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments................................................         1,249,355
Net change in unrealized appreciation of investments............................           801,937
                                                                                         ---------
NET GAIN ON INVESTMENTS...........................................................................       2,051,292
                                                                                                        ----------
INCREASE IN NET INVESTMENT ASSETS FROM OPERATIONS.................................................      $7,109,844
                                                                                                        ==========

---------------------
* Net investment income available for Common Stock is $3,831,426, which is net of Preferred Stock dividends.
See Notes to Financial Statements.

================================================================================

STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS
                                                                                     YEAR ENDED OCTOBER 31,
                                                                                 --------------------------------
                                                                                     1997               1996
                                                                                 ------------        ------------
OPERATIONS
Net investment income........................................................   $   5,058,552       $   5,169,116
Net realized gain on investments.............................................       1,249,355             716,096
Net change in unrealized appreciation of investments.........................         801,937            (415,682)
                                                                                 ------------        ------------
INCREASE IN NET INVESTMENT ASSETS FROM OPERATIONS............................       7,109,844           5,469,530
                                                                                 ------------        ------------
DISTRIBUTIONS TO STOCKHOLDERS:
Net investment income:
   Preferred Stock, Series TH (per share: $1,826.08 and $1,844.31)...........      (1,227,126)         (1,239,376)
   Common Stock (per share: $.8254 and $.8951)...............................      (3,831,426)         (4,151,518)
                                                                                 ------------        ------------
   Total.....................................................................      (5,058,552)         (5,390,894)
Dividends in excess of net investment income
   (per share: $.1130 and $.0433)............................................        (524,427)           (200,782)
Net realized gain on investments:
   Common Stock (per share: $.154 and $.103).................................        (713,041)           (477,034)
                                                                                 ------------        ------------
DECREASE IN NET INVESTMENT ASSETS FROM DISTRIBUTIONS.........................      (6,296,020)         (6,068,710)
                                                                                 ------------        ------------
CAPITAL SHARE TRANSACTIONS:
Value of shares of Common Stock issued for investment plan
   (68,714 and 74,829 shares)................................................       1,004,990           1,046,819
Value of shares of Common Stock issued in payment of gain
   distribution (10,157 and 6,982 shares)....................................         145,346              99,912
Cost of shares purchased for investment plan
   (69,500 and 82,300 shares)................................................      (1,016,195)         (1,162,776)
                                                                                 ------------        ------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS FROM
   CAPITAL SHARE TRANSACTIONS................................................         134,141             (16,045)
                                                                                 ------------        ------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS.................................         947,965            (615,225)

NET INVESTMENT ASSETS:
Beginning of year............................................................     104,068,346         104,683,571
                                                                                 ------------        ------------
END OF YEAR (including accumulated net investment loss of $16,787
   and $14,644, respectively)................................................    $105,016,311        $104,068,346
                                                                                 ============        ============

----------------------
See Notes to Financial Statements.

================================================================================
NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

 a. SECURITY VALUATION -- All municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

b. FEDERAL TAXES -- The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities. Discounts other than original issue discounts are not amortized.

d. DISTRIBUTIONS TO STOCKHOLDERS -- Dividends and distributions paid by the Fund are recorded on the ex-dividend date.

      The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gain may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes.

   Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

2. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio
securities, excluding    short-term investments, for the year ended October 31,
1997, amounted to $16,680,615 and $18,875,870, respectively.

   At October 31, 1997, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation of portfolio securities amounted to $7,536,685.

3. DIVIDEND INVESTMENT PLAN -- Under the Fund's Charter, dividends or other distributions on the Common Stock cannot be declared unless the Fund can satisfy the requirements of two separate asset maintenance tests after giving effect to such distributions.

   The Fund, in connection with its Dividend Investment Plan (the "Plan"), acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the year ended October 31, 1997, 69,500 shares were purchased in the open market at a cost of $1,016,195, which represented a weighted average discount of 3.29% from the net asset value of those acquired shares. A total of 70,434 shares were issued to Plan participants during this period for proceeds of $1,021,936, a discount of 3.09% from the net asset value of those shares.

4. CAPITALIZATION -- The Fund is authorized to issue 50,000,000 shares of Capital Stock, par value $.01 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized to classify and reclassify any unissued shares of Capital Stock, and has reclassified 1,000 shares of unissued Common Stock as Preferred Stock.

================================================================================
NOTES TO FINANCIAL STATEMENTS (continued)

   The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at $50,000 per share plus any accumulated but unpaid dividends if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Charter are not satisfied. Liquidation preference of the Preferred Stock is $50,000 per share plus accumulated and unpaid dividends.

   Dividends on Preferred Shares are cumulative at a rate established at the initial public offering and are typically reset every seven days based on the rate per annum or such other period as determined by the Fund that results from an auction.

   The holders of Preferred Stock have voting rights equal to the holders of Common Stock (one vote per share) and generally will vote together with holders of shares of Common Stock as a single class. Voting as a separate class, holders of Preferred Stock are entitled to elect two of the Fund's directors.

5. MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS -- J.& W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager's fee, calculated daily and payable monthly, is equal to 0.65% per annum of the Fund's average daily net assets.

   Seligman Data Corp., which is owned by certain associated investment companies, charged at cost $78,093 for stockholder account services.

   Certain officers and directors of the Fund are officers or directors of the Manager and/or Seligman Data Corp.

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the de-ferred balances. The annual cost of such fees and interest is included in directors' fees and expenses, and the accumulated balance thereof at October 31, 1997, of $16,787 is included in other liabilities. Deferred fees and related accrued interest are not deductible for federal income tax purposes until such amounts are paid.

6. RESULTS OF OPERATIONS -- Following is a summary of unaudited quarterly results of operations, in thousands of dollars except for per share amounts:

                                                                         FOR QUARTERS ENDED IN THE YEAR 1997
                                                                --------------------------------------------------
                                                                JANUARY 31      APRIL 30      JULY 31   OCTOBER 31
                                                                -----------     --------      -------   -----------
Total investment income ..................................        $1,613         $1,485       $1,564      $1,551
Income for Common Stock ..................................        $1,036           $948         $946        $901
   Per Common Share ......................................          $.22           $.21         $.20        $.20
Net realized and unrealized investment gain (loss) .......         $(392)         $(608)      $3,700       $(649)
   Per Common Share ......................................         $(.09)         $(.13)        $.79       $(.14)

                                                                         FOR QUARTERS ENDED IN THE YEAR 1996
                                                                --------------------------------------------------
                                                                JANUARY 31      APRIL 30      JULY 31   OCTOBER 31
                                                                -----------     --------      -------   -----------
Total investment income ..................................        $1,590         $1,563       $1,587      $1,584
Income for Common Stock ..................................          $946         $1,018         $992        $974
   Per Common Share ......................................          $.20           $.22         $.22        $.21
Net realized and unrealized investment gain (loss) .......        $2,069        $(3,723)        $721      $1,233
   Per Common Share ......................................          $.44          $(.80)        $.15        $.27


================================================================================
FINANCIAL HIGHLIGHTS

   The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amount.

   "Total investment return for period" measures the Fund's performance assuming investors purchased Fund shares at market value or net asset value as of the beginning of the period, invested dividends and capital gains paid as provided for in the Fund's dividend investment plan, and then sold their shares at the closing market value or net asset value on the last day of the period. The computations do not reflect any sales commissions investors may incur in purchasing or selling Fund shares.

   The ratios of expenses and net investment income to average net investment assets and to average net assets for Common Stock, for all periods presented, do not reflect the effect of dividends paid to Preferred Stockholders.

                                                                     YEAR ENDED OCTOBER 31,
                                             ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:              1997             1996           1995           1994            1993
                                             ------           ------         -------        ------          ------
NET ASSET VALUE, BEGINNING
   OF YEAR ..............................     $15.18          $15.31         $13.76          $16.49          $14.05
                                              ------          ------         ------          ------          ------
Net investment income ...................       1.09            1.12           1.13            1.13            1.13
Net realized and unrealized
   investment gain (loss) ...............       0.43            0.06           1.72           (2.45)           2.46
                                              ------          ------         ------          ------          ------
INCREASE (DECREASE) FROM
   INVESTMENT OPERATIONS ................       1.52            1.18           2.85           (1.32)           3.59
Dividends paid from net investment
   income on Preferred Stock ............      (0.26)          (0.27)         (0.29)          (0.20)          (0.19)
Dividends paid from net investment
   income on Common Stock ...............      (0.83)          (0.90)         (0.94)          (0.94)          (0.94)
Dividends in excess of net investment
   income paid on Common Stock ..........      (0.11)          (0.04)           --               --              --
Distribution from net realized gain .....      (0.15)          (0.10)         (0.07)          (0.27)          (0.02)
                                              ------          ------         ------          ------          ------
NET INCREASE (DECREASE) IN NET
   ASSET VALUE ..........................       0.17           (0.13)          1.55           (2.73)           2.44
                                              ------          ------         ------          ------          ------
NET ASSET VALUE, END OF YEAR ............     $15.35          $15.18         $15.31          $13.76          $16.49
                                              ======          ======         ======          ======          ======
MARKET VALUE, END OF YEAR ...............     $15.00          $14.25         $13.625         $11.50          $15.75
                                              ======          ======         =======         ======          ======

================================================================================
FINANCIAL HIGHLIGHTS (continued)

                                                                    YEAR ENDED OCTOBER 31,
                                             -----------------------------------------------------------------
                                               1997            1996           1995            1994          1993
                                             ---------       ---------      ---------       ---------     ---------
TOTAL INVESTMENT RETURN FOR YEAR:
Based upon market value .................      13.42%         12.62%          27.87%       (20.50)%        18.79%
Based upon net asset value ..............       8.95%          6.77%          20.09%        (9.15)%        25.03%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net
   investment assets ....................       1.11%          1.11%           1.08%         1.11%          1.17%
Expenses to average net assets for
   Common Stock .........................       1.65%          1.65%           1.62%         1.63%          1.72%
Net investment income to average
   net investment assets ................       4.88%          4.98%           5.19%         5.06%          4.96%
Net investment income to average net
   assets for Common Stock ..............       7.21%          7.36%           7.76%         7.48%          7.28%
Portfolio turnover rate .................      16.74%         14.05%           8.63%        12.36%         10.69%
NET INVESTMENT ASSETS, END OF YEAR
   (000s omitted):
For Common Stock ........................    $ 71,416       $ 70,468        $ 71,084       $63,906       $ 76,588
For Preferred Stock .....................      33,600         33,600          33,600        33,600         33,600
                                            ---------      ---------       ---------      --------      ---------
TOTAL NET INVESTMENT ASSETS .............    $105,016       $104,068        $104,684       $97,506       $110,188
                                            =========      =========       =========      ========      =========


-------------------------
See Notes to Financial Statements.

================================================================================
REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND STOCKHOLDERS,
SELIGMAN QUALITY MUNICIPAL FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Quality Municipal Fund, Inc. as of October 31, 1997, the related statements of operations for the year then ended and of changes in net investment assets for the each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1997, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Quality Municipal Fund, Inc. as of October 31, 1997, the results of its operations, the changes in its net investment assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP
New York, New York
November 28, 1997

================================================================================
DIVIDEND INVESTMENT PLAN

   The Dividend Investment Plan (the "Plan") is available for any holder of Common Stock with shares registered in his/her own name who wishes to purchase additional shares of Common Stock with dividends or distributions received on Fund shares owned. The Plan is not automatic; a Stockholder may elect to participate in the Plan by notifying his/her broker when the account is set up or, if the account is maintained by the Fund, by sending a written request to Seligman Data Corp. ("Seligman Data"), 100 Park Avenue, New York, NY 10017. Under the Plan, Stockholders appoint the Fund as Plan Agent to invest dividends in shares of the Fund. Such shares will be acquired by the Fund for Stockholders, either through open market purchases if the Fund is trading at a discount, or through the issuance of authorized but unissued shares of Common Stock if the Fund is trading at a premium. If the market price of a share on the payable date of a dividend is at or above the Fund's net asset value per share on such date, the number of shares to be issued by the Fund to each Stockholder receiving shares in lieu of cash dividends will be determined by dividing the amount of the cash distribution to which such stockholder would be entitled by the greater of the net asset value per share on such date, or 95% of the market price of a share on such date. If the market price of a share on such a distribution date is below the net asset value per share, the number of shares to be issued to such Stockholder will be determined by dividing such amount by the per share market price.

   Purchases will be made by the Fund from time to time on the New York Stock Exchange (the "Exchange") or elsewhere to satisfy dividend and distribution investment requirements under the Plan. Purchases will be suspended on any day when the closing price (or closing bid price if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share. If, on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend investments, and on the last trading day immediately preceding the dividend payable date the closing sale or bid price of the shares is lower than or the same as the net asset value per share, the Fund will continue to purchase shares until all investments by Stockholders have been completed, or the closing sale or bid price of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares. If on the last trading day immediately preceding the dividend payable date, the closing sale or bid price of the shares of Common Stock is higher than the net asset value per share, and if the number of shares previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments, the Fund will issue the necessary additional shares from authorized but unissued shares of Common Stock. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund to satisfy the dividend investment requirements.
However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund's open market purchases of shares. In each case, the cost per share of shares purchased for each Common Stockholder's account will be the average cost, including brokerage commissions, of any shares of Common Stock purchased in the open market plus the cost of any shares issued by the Fund. For the year ended October 31, 1997, the Fund purchased 69,500 shares in the open market for dividend and gain investment purposes.

   Common Stockholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan. To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of

================================================================================
DIVIDEND INVESTMENT PLAN (continued)

the number of shares certified from time to time by the broker or other nominee as representing the total amount registered in the nominee's name and held for the account of beneficial owners who are participating in such Plan, by delivering shares on behalf of such holder to such nominee's account at Depository Trust Company ("DTC"). Stockholders holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

   A Common Stockholder who has elected to participate in the Plan may withdraw from the Plan at any time. There will be no penalty for withdrawal from the Plan, and Common Stockholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in elections must be in writing and should include the Common Stockholder's name and address as they appear on the account registration, or, in respect of an account held at DTC, the account registration. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a Common Stockholder to take all subsequent distributions in cash. An election will be effective only for a dividend or gain distribution if it is received by Seligman Data on or before such record date.

   Seligman Data will maintain all Common Stockholders' accounts in the Plan not held by DTC, and furnish written confirmation of all transactions in the account, including information needed by Common Stockholders for tax records. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each Common Stockholder's proxy will include those shares purchased or received pursuant to the Plan.

   The Fund seeks to pay dividends that are exempt from regular federal income taxes; however, to the extent that any dividends or distributions do not qualify as exempt from regular federal income taxes or are subject to state income taxes, the automatic investment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends. Stockholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

   The Fund reserves the right to amend or terminate the Plan, as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend. There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable to the Fund by the participants. All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to Seligman Data.

   The Fund may make additional purchases of its Common Stock in the open market and elsewhere at such prices and in such amounts as the Board of Directors may deem advisable. No such additional purchases were made during the year ended October 31, 1997.

================================================================================
BOARD OF DIRECTORS

FRED E. BROWN
DIRECTOR EMERITUS
DIRECTOR AND CONSULTANT,
   J. & W. Seligman &Co. Incorporated

JOHN R. GALVIN 2
DEAN, Fletcher School of Law and Diplomacy
   at Tufts University
DIRECTOR, Raytheon Company
DIRECTOR, USLIFE Corporation

ALICE S. ILCHMAN 3
PRESIDENT, Sarah Lawrence College
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center

JOHN E. MEROW
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Aluminum Corporation

BETSY S. MICHEL 2
TRUSTEE, Geraldine R. Dodge Foundation
CHAIRMAN OF THE BOARD OF TRUSTEES, St. George's School

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman &Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3
RETIRED PARTNER, Pitney, Hardin, Kipp &Szuch, Law Firm

JAMES Q. RIORDAN 3
DIRECTOR, The Brooklyn Union Gas Company
TRUSTEE, Committee for Economic Development
DIRECTOR, Dow Jones &Co., Inc.
DIRECTOR, Public Broadcasting Service

RICHARD R.SCHMALTZ 1
MANAGING DIRECTOR,
   J. & W. Seligman &Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3
RETIRED VICE PRESIDENT, Pfizer Inc.
DIRECTOR, USLIFE Corporation

JAMES N. WHITSON 2
EXECUTIVE VICE PRESIDENT AND DIRECTOR,
   Sammons Enterprises, Inc.
DIRECTOR, C-SPAN

BRIAN T. ZINO 1
PRESIDENT, J. &W. Seligman &Co. Incorporated
CHAIRMAN, Seligman Data Corp.


-------------------
Member:  1 Executive Committee
         2 Audit Committee
         3 Director Nominating Committee

================================================================================
EXECUTIVE OFFICERS

WILLIAM C. MORRIS
CHAIRMAN

THOMAS G. MOLES
PRESIDENT

EILEEN A. COMERFORD
VICE PRESIDENT

AUDREY G. KUCHTYAK
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT

THOMAS G. ROSE
TREASURER

FRANK J. NASTA
SECRETARY

================================================================================
MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

STOCKHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS
(800) 622-4597    24-Hour Automated Telephone Access Service
(800) 874-1092    Stockholder Services